COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Assets pledged as collateral:

As collateral for the Company's loan mortgages, a fixed pledge has been placed on the Company's subsidiaries in Luxemburg shareholders' equity. See Note 10a.

b.	Israel Innovation Authority commitments:

Until the sale of the Video Activity the Company participated in programs sponsored by the Israeli Government and by the European Commission for the support of research and development activities.

The Company was obligated to pay royalties to the Israel Innovation Authority ("IIA"), in the amount of 3%-3.5% of the sales recorded from products and other related revenues generated from such projects, up to 100% of the grants received, linked to the U.S. dollar and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company was undergoing an audit by the IIA for royalties paid before the sale of the Company's Video business.

As of December 31, 2019, the Company has sufficient provisions to cover the expected outcome of such review process. The provision for the above commitments was recorded under liabilities attributed to discontinued operations as the Company has no further obligation to pay royalties on revenues generated by the Video Activity subsequent to its sale.

c.
In June 2017, Aberdeen Associates LLC, a Delaware limited liability company, extended a $ 7,000, 5-year fixed-rate loan facility (the “Loan Facility”) to the Company’s subsidiary, Optibase Inc. secured by a pledge of 100% of its membership interest in Optibase Chicago 300, LLC. The Loan Facility will bear interest at an annual rate of 5% of the amount drawn, and is compounded and paid quarterly until the maturity on June 1, 2022. As of December 31, 2019, the Company has not drawn down any funds under the Loan Facility.

d.	Legal claims and contingent liabilities:

1.
On October 26, 2014, the Company received a letter on behalf of two purported shareholders (the "Shareholders") demanding the Company to file a derivative claim against its controlling shareholder and directors and officers, according to procedures of the Companies Law and requesting discovery of internal documents. The demand alleges, among other things, breach of fiduciary duties by directors and officers with respect to the approval of the transaction to acquire condominium units in Miami Beach, Florida, (the "Transaction"), in accordance with the Companies Law. The Company presented the Shareholders, at their request, with certain materials in connection with the Transaction for their review.

On May 12, 2015 the Company has been served with a motion to approve the filing of a derivative claim against its controlling shareholder, directors and CEO and against certain former controlling shareholder and directors, (the "Motion").

The Claim alleges, among other things, a breach of fiduciary duties by the Company directors, officers and controlling shareholder, and an exploitation of a business opportunity by the Company current and former controlling shareholder with respect to certain private placements of the Company's shares to its controlling shareholder.

The Claim further alleges, that such private placements constitute a prohibited distribution as the shares were issued for an unfair consideration. As a result of the above, the Applicants request the Court to allow them to continue with this derivative claim and ultimately to require all the defendants to pay the Company an aggregate amount of approximately $ 41,900, as well as required the Companies shareholder (current and former) to pay to the Company approximately $ 2,800 plus interest (for the exploitation of a business opportunity). The Applicants further require reimbursement of expenses, legal fees and award to the Applicants.

On November 8, 2015, The Company has submitted its response to the Motion and Claim together with an expert opinion. The Company has raised several arguments against the Motion including, inter alia, preliminary claims to dismiss the Motion in-limine. On November 13, 2015, the directors, CEO and former directors submitted their response to the Motion.

On September 6, 2016, the Applicants submitted to the District Court their answer to the Company's response to the motion to approve the filing of a derivative claim, together with an expert opinion.

On October 30, 2016, a pre-trial hearing was held during which the Court gave instruction regarding the scope of disclosure that the Company needs to discover.

On March 14, 2017 the Company, the Company's directors, CEO and former directors' submitted an expert opinion as a response to the expert opinion submitted by the Applicants.

On May 29, 2017 the Company's controlling shareholder submitted an expert opinion as a response to the expert opinion submitted by the Applicants.

The first cross-examination hearing was held on October 31, 2017, and additional hearings were held on November 19, 2017, December 5, 2017, February 25, 2018, October 7, 2018, December 2, 2018 and December 18, 2018.

On June 16, 2019, the District Court denied the motion to approve the filing of the derivative claim.

On September 22, 2019, the Applicants filled an appeal to the District Court's decision to the Supreme Court. On February 20, 2020, the applicants submitted their written summations and the Company should file its summations by May 30, 2020. The hearing of the Appeal is scheduled to September 23, 2020.

At this stage the Company cannot provide an assessment as to the chances of the claim and the exposure to the Company.

2.
On March 6, 2019, the Company has  notified that Swiss Pro Capital Limited, a company organized under the laws of Switzerland, has filed a legal claim against the Company's subsidiaries, Optibase RE 1 s.a.r.l and Optibase Real Estate Europe SARL. The matter of the claim is an option agreement signed between the parties on March 1, 2010, whereby the plaintiff was given the option for 8 years to purchase 20% of the shares of Optibase RE1, which holds a building in Switzerland, at a price to be calculated on the option exercise date according to a formula set forth in the agreement. In the statement of claim, it is claimed that starting at the end of 2014, the plaintiff approached the Company to check the possibility of exercising the option. Accordingly, the plaintiff requested to get data about the property in order for it to be able to check the updated option price. According to the plaintiff, after it was ignored by the Company, the option price as finally presented by the Company does not reflect the correct option price in accordance with the intent of the parties to the agreement and in accordance with the formula specified therein, and the Company artificially raised the option price.

Thus, according to the plaintiff, for the price of the options to be without financial merit, Optibase REE did not draw dividends available for distribution from Optibase RE1. In addition, the Company did not refinance the property, and even imposed excess management expenses and other unnecessary expenses on Optibase RE1.

The plaintiff claims that the correct option exercise price, and as it was actually exercised on May 25, 2016, is zero Swiss Francs, and it seeks for the court to issue a declaratory order under which it is entitled to receive 20% of the shares of Optibase RE1 at a price of zero Swiss Francs, and to issue orders to remove the discrimination, including that the Company must pay the plaintiff a sum of 400,000 Swiss Francs. On July 29, 2019 the Companies filed a statement of defence.

The Company categorically deny the allegations raised in the statement of claim, and claim that the option price as given over by them reflects what is stated in the option agreement and that, in complete contradiction to the plaintiff's claims, they did not artificially raise the price of the option as alleged.

The parties were referred to mediation that ended without reaching a settlement. The court is expected to set a preliminary hearing on the claim.

At this stage the Company cannot provide an assessment as to the chances of the claim.

3.
On April 16, 2015, the Company's subsidiary Eldista GmbH, filed a claim to the court in Switzerland in an amount of CHF 961,000 due to damages and unpaid amounts from a specific tenant. Shortly thereafter, the tenant filed a counterclaim against Eldista GmbH in an amount of CHF 157,000 for damages allegedly caused to it. The court suggested the parties to transfer to mediation proceedings which failed. The court handed down a partial judgment on 31, October 2016, dismissing Eldista GmbH's claim (though it had not yet examined the issue of the damages). Eldista GmbH filed an appeal against the judgment, but it was dismissed on June 12, 2017. On May 2, 2018, the court ruled that the damages owned to the tenant shall amount to approximately CHF 53,000 plus interest 5% as of June 4, 2014. An appeal has been filed and is currently pending before the supreme court. Should the supreme court confirm the first judgment, Eldista GmbH will most likely have a counterclaim against the former real estate agency that was managing the CTN Complex, although there is also a possibility that a judge would consider that the latter committed no breach or that only a portion of the damage can be recovered by the agency.

On October 27, 2019 the judgment which dismissed the apal filed by Eldista. Eldista was therefore ordered to pay the tenant CHF 53,000 plus interest 5% as of June 4, 2014, as well as an amout of CHF 17,000 as a participation for the tenant legal fees. These amounts were paid in Junuary and February 2020.

4.
On March 1 2017, the Company's subsidiary Eldista Gmbh, received a notice from its largest tenant in Switzerland, LEM Switzerland SA, or LEM, regarding the deposit of the monthly rent for March 2017 amounting to approximately CHF 279,000 vat inclusive with Banque cantonale de Genève under the control of the Pouvoir judiciaire of the Canton of Geneva, as a preliminary process for filing a claim with the Commission de Conciliation en Matière de Baux et Loyers of the Canton of Geneva, or the Commission. LEM claims that there are serious defects affecting the rented premises, which merit LEM with a reimbursement of approximately CHF 2,400,000 ((excluding VAT) as well as approximately CHF 69,000 as indemnification for consequential damages for the years 2014 and 2015. LEM also reserves its claims regarding damages suffered before year 2014.

On April 5, 2017 LEM withdrew the deposit of the monthly rent for March 2017 with Banque cantonale de Genève under the control of the Pouvoir judiciaire of the Canton of Geneva and released the amount to the Company. Thus, paying the full payment of the rent.

Based on LEM’s submissions filed during the first hearing before the court, LEM is requesting a 20% rent reduction amounting to a capital amount of CHF 3,094,000 for the period starting from  February 1, 2012, until June 30, 2017, with 5% moratory interest per year starting from October 23, 2017, corresponding to approximately CHF 154,000 per year, based on the various defects allegedly affecting the rented premises. In addition, LEM is claiming for related damages an amount of approximately CHF 168,000, subject to amplification, with 5% moratory interest per year starting from October 23, 2017. LEM’s claim for rent reduction was reduced to 10% from July 1, 2017, until repair of the alleged defects or entry into force of the judgment, that is to say a capital amount of approximately CHF 714,000 if considered from July 1, 2017, until December 31, 2019. LEM further demands to be reserved the right to claim the reimbursement of all ancillary costs paid in axcess to Eldista, without however indicating any amount to support its claim.

A first hearing took place on June 26, 2018, before the first instance court for lease matters, and a second hearing took place on November 7, 2018.

Following an appeal filed by Eldista on September 12, 2019 against a procedural ordinance of the court rendered on August 30, 2019 regarding the non limitation of the scope of the investigation phase contrarily to Eldista's request in this respect to accelerate the duration of the proceedings, followed by an appeal with the Swiss Supreme Court filed on  February 21, 2020, a decision (expected to be negative given the restrictive conditions applying for such appeal) is expected from the Swiss Supreme Court for the next weeks.

The change of President that took place in August 2019, and the appeals made in September 2019 and February 2020 by Eldista, did not accelerate the starting of the proceedings and would thus postpone the possible risk of Eldista of being condemned to pay LEM the requested amounts.

An out-of-court settlement was proposed by LEM’s counsel on May 15, 2019 without prejudice, including the complete withdrawal of LEM’s pending claim in full and final settlement provided that Eldista authorizes LEM to stay in the building after the end of the lease for a determined period starting from 1st April 2020 until December 31, 2021 with a reduced rent of 20% justified by the market conditions that would correspond to a capital amount of CHF 1,000,000 approximately.

Eldista made a counterproposal on August 29,  2019 of CHF 346,000 which was refused by LEM on September 9, 2019. LEM made a counterproposal at CHF 700,000 plus the right to vacate the premises without any obligation to reinstate, to which Eldista did not answer to date focusing on the proceedings.

For further details regarding new litigation between Eldista and LEM see note 19a.

As of December 31, 2019, the Company has sufficient provisions to cover the expected outcome of this claim.